                                                   Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of September 30, 1998, the following subsidiaries were directly or indirectly owned by the Registrant.  Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
Hamilton Investments, Inc.                             Delaware         100%
 Craig-Hallum Corporation                              Delaware         100%
Household Bank, f.s.b.                                 U.S.             100%
 Beneficial Retail Services Inc.                       Delaware         100%
 Beneficial Service Corporation                        Delaware         100%
 Beneficial Service Corporation of Delaware            Delaware         100%
HHTS, Inc.                                             Illinois         100%
 Household Bank (SB), N.A.                             U.S.             100%
  Household Affinity Funding Corporation               Delaware         100%
 Household Service Corporation
   of Illinois, Inc.                                   Illinois         100%
  Household Insurance Services, Inc.                   Illinois         100%
 Housekey Financial Corporation                        Illinois         100%
  Household Mortgage Services, Inc.                    Delaware         100%
Household Capital Corporation                          Delaware         100%
Household Commercial Canada Inc.                       Canada           100%
Household Finance Corporation                          Delaware         100%
 Beneficial Corporation                                Delaware         100%
  Bencharge Credit Service Holding Company             Delaware         100%
   Beneficial Credit Services of
     Connecticut Inc.                                  Delaware         100%
   Beneficial Credit Servivces of
     Mississippi Inc.                                  Delaware         100%
   Beneficial Credit Services of
     South Carolina Inc.                               Delaware         100%
   Beneficial Credit Services Inc.                     Delaware         100%
  Beneficial Arizona Inc.                              Delaware         100%
  Beneficial California Inc.                           Delaware         100%
  Beneficial Colorado Inc.                             Delaware         100%
  Beneficial Commercial Holding Corporation            Delaware         100%
   Beneficial Commercial Corporation                   Delaware         100%
    Beneficial Leasing Group, Inc.                     Delaware         100%
     Neil Corporation                                  Delaware         100%
     Silliman Corporation                              Delaware         100%

                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
  Beneficial Connecticut Inc.                          Delaware         100%
  Beneficial Consumer Discount Company                 Pennsylvania     100%
  Beneficial Delaware Inc.                             Delaware         100%
  Beneficial Discount Co. of Virginia                  Delaware         100%
  Beneficial Finance Co. of West Virginia              Delaware         100%
  Beneficial Finance Limited                           England          100%
  Beneficial Finance Services, Inc.                    Kansas           100%
  Beneficial Florida Inc.                              Delaware         100%
   Beneficial Mortgage Co. of Florida                  Delaware         100%
  Beneficial Georgia Inc.                              Delaware         100%
  Beneficial Hawaii Inc.                               Delaware         100%
  Beneficial Homeowners Inc.                           Delaware         100%
  Beneficial Idaho Inc.                                Delaware         100%
  Beneficial Illinois Inc.                             Delaware         100%
  Beneficial Income Tax Service
    Holding Co., Inc.                                  Delaware         100%
   Household Tax Masters Inc.                          Delaware         100%
  Beneficial Indiana Inc.                              Delaware         100%
  Beneficial Insurance Group Holding Company           Delaware         100%
  Beneficial Investment Co.                            Delaware         100%
   Beneficial New York Inc.                            New York         100%
   Beneficial Homeowner Service Corporation            Delaware         100%
  Beneficial Iowa Inc.                                 Iowa             100%
  Beneficial Kansas Inc.                               Kansas           100%
  Beneficial Kentucky Inc.                             Delaware         100%
  Beneficial Land Company, Inc.                        New Jersey       100%
  Beneficial Loan & Thrift Co.                         Minnesota        100%
  Beneficial Louisana Inc.                             Delaware         100%
  Beneficial Maine Inc.                                Delaware         100%
  Beneficial Management Corporation                    Delaware         100%
   Beneficial Management Institute, Inc.               New York         100%
  Beneficial Management Corporation
    of America                                         Delaware         100%
   Beneficial Franchise Company Inc.                   Delaware         100%
    Beneficial Mark Holding Inc.                       Delaware         100%
   Beneficial Trademark Co.                            Delaware         100%
  Beneficial Management Headquarters, Inc.             New Jersey       100%
   Beneficial Facilities Corporation                   New Jersey       100%
  Beneficial Maryland Inc.                             Delaware         100%
  Beneficial Massachusetts Inc.                        Delaware         100%
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
  Beneficial Michigan Inc.                             Delaware         100%
  Beneficial Minnesota Inc.                            Delaware         100%
  Beneficial Mississippi Inc.                          Delaware         100%
  Beneficial Missouri, Inc.                            Delaware         100%
  Beneficial Montana Inc.                              Delaware         100%
  Beneficial Mortgage Holding Company                  Delaware         100%
   Beneficial Service Corporation
     of New Jersey                                     Delaware         100%
  Beneficial Nebraska Inc.                             Nebraska         100%
  Beneficial Nevada Inc.                               Delaware         100%
  Beneficial New Hampshire Inc.                        Delaware         100%
  Beneficial New Jersey Inc.                           Delaware         100%
  Beneficial New Mexico Inc.                           Delaware         100%
  Beneficial North Carolina Inc.                       Delaware         100%
  Beneficial Oklahoma Inc                              Delaware         100%
  Beneficial Oregon Inc.                               Delaware         100%
  Beneficial Real Estate Company, Inc.                 New Jersey       100%
  Beneficial Rhode Island Inc.                         Delaware         100%
  Beneficial South Carolina Inc.                       Delaware         100%
  Beneficial South Dakota Inc.                         Delaware         100%
  Beneficial Systems Development Corporation           Delaware         100%
  Beneficial Technology Corporation                    Delaware         100%
  Beneficial Telemarketing Services Inc.               Delaware         100%
  Beneficial Tennessee Inc.                            Tennessee        100%
  Beneficial Texas Inc.                                Texas            100%
  Beneficial Utah Inc.                                 Delaware         100%
  Beneficial Virginia Inc.                             Delaware         100%
  Beneficial Washington Inc.                           Delaware         100%
  Beneficial West Virginia, Inc.                       West Virginia    100%
  Beneficial Wisconsin Inc.                            Delaware         100%
  Beneficial Wyoming Inc.                              Wyoming          100%
  Benevest Group Inc.                                  Delaware         100%
   Benevest Services, Inc.                             Washington       100%
  BMC Holding Company                                  Delaware         100%
   Beneficial Mortgage Corporation                     Delaware         100%
    Beneficial Mortgage Services, Inc.                 Delaware         100%
  Bon Secour Properties Inc.                           Alabama          100%
  Capital Financial Services Inc.                      Nevada           100%
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
Corporate Security Engineering
    Services, Inc.                                     New Jersey       100%
  Garrison Platt Properties Inc.                       Florida          100%
  Harbour Island Inc.                                  Florida          100%
   Harbour Island Property Management Inc.             Florida          100%
   Harbour Island Security Co., Inc.                   Florida          100%
   Harbour Island Venture One, Inc.                    Florida          100%
   Harbour Island Venture Three, Inc.                  Florida          100%
   Harbour Island Venture Four, Inc.                   Florida          100%
   Tampa Island Transit Company, Inc.                  Florida          100%
  Personal Mortgage Holding Company                    Delaware         100%
   Personal Mortgage Corporation                       Delaware         100%
  Southern Trust Company                               Delaware         100%
  Southwest Beneficial Finance, Inc.                   Illinois         100%
  Wasco Properties, Inc.                               Delaware         100%
   Beneficial Real Estate Joint
     Venture, Inc.                                     Delaware         100%
  Beneficial Insurance Group Holding Company           Delaware         100%
   BFC Agency, Inc.                                    Delaware         100%
   BFC Insurance Agency of America                     Wyoming          100%
    Beneficial Premium Services Limited                England          100%
    BFK Verwaltungsgesellschaft mbH                    Germany          100%
    Beneficial Bank plc                                England      99.9%
     Beneficial Financial Services Limited             England          100%
     Beneficial Financing Limited                      England          100%
     Beneficial Leasing Limited                        England          100%
     Beneficial Trust Investments Limited              England          100%
     Beneficial Trust (Guernsey) Limited               England          100%
     Beneficial Trust (Jersey) Limited                 England          100%
     Beneficial Trust Nominees Limited                 England          100%
     Endeavour Personal Financial Limited              England          100%
     Security Trust Limited                            England          100%
     Sterling Credit Limited                           England          100%
     Sterling Credit Management Limited                England          100%
     The Loan Corporation Limited                      England          100%
    Extracard Corp.                                    Delaware         100%
   BFC Insurance Agency of Nevada                      Nevada           100%
   Beneficial Direct, Inc.                             New Jersey       100%
   Beneficial Insurance Group, Inc.                    Delaware         100%
   Service Administrators, Inc. (USA)                  Colorado         100%
   Service General Insurance Company                   Ohio             100%
    Beneficial Ohio Inc.                               Delaware         100%
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
Service Management Corporation                         Ohio             100%
     B.I.G. Insurance Agency, Inc.                     Ohio             100%
   The Central National Life Insurance
     Company of Omaha                                  Delaware         100%
    First Central National Life Insurance
     Company of New York                               New York         100%
   Wesco Insurance Company                             Delaware         100%
    Southwest Texas General Agency, Inc.               Texas            100%
  Beneficial Mortgage Holding Company                  Delaware         100%
   Beneficial Excess Servicing Inc.                    Delaware         100%
   Beneficial Home Mortgage Loan Corp.                 Delaware         100%
   Beneficial Mortgage Co. of Arizona                  Delaware         100%
   Beneficial Mortgage Co. of Colorado                 Delaware         100%
   Beneficial Mortgage Co. of Connecticut              Delaware         100%
   Beneficial Mortgage Co. of Georgia                  Delaware         100%
   Beneficial Mortgage Co. of Idaho                    Delaware         100%
   Beneficial Mortgage Co. of Indiana                  Delaware         100%
   Beneficial Mortgage Co. of Kansas, Inc.             Delaware         100%
   Beneficial Mortgage Co. of Louisiana                Delaware         100%
   Beneficial Mortgage Co. of Maryland                 Delaware         100%
   Beneficial Mortgage Co. of Massachusetts            Delaware         100%
   Beneficial Mortgage Co. of Mississippi              Delaware         100%
   Beneficial Mortgage Co. of Missouri, Inc.           Delaware         100%
   Beneficial Mortgage Co. of Nevada                   Delaware         100%
   Beneficial Mortgage Co. of New Hampshire            Delaware         100%
   Beneficial Mortgage Co. of North Carolina           Delaware         100%
   Beneficial Mortgage Co. of Oklahoma                 Delaware         100%
   Beneficial Mortgage Co. of Rhode Island             Delaware         100%
   Beneficial Mortgage Co. of South Carolina           Delaware         100%
   Beneficial Mortgage Co. of Texas                    Delaware         100%
   Beneficial Mortgage Co. of Utah                     Delaware         100%
   Beneficial Mortgage Co. of Virginia                 Delaware         100%
 HFC Auto Credit Corp.                                 Delaware         100%
 HFC Card Funding Corporation                          Delaware         100%
 HFC Funding Corporation                               Delaware         100%
 HFC Revolving Corporation                             Delaware         100%
 HFS Funding Corporation                               Delaware         100%
 Household Acquisition Corporation                     Delaware         100%
  HFTA Corporation                                     Delaware         100%
   First Credit Corporation                            Delaware         100%
   HFTA Consumer Discount Company                      Pennsylvania     100%
   HFTA First Financial Corporation                    California       100%
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
   HFTA Second Corporation                             Alabama          100%
   HFTA Third Corporation                              Delaware         100%
   HFTA Fourth Corporation                             Minnesota        100%
   HFTA Fifth Corporation                              Nevada           100%
   HFTA Sixth Corporation                              Nevada           100%
   HFTA Seventh Corporation                            New Jersey       100%
   HFTA Eighth Corporation                             Ohio             100%
   HFTA Ninth Corporation                              West Virginia    100%
   HFTA Tenth Corporation                              Washington       100%
   Household Finance Corporation of Hawaii             Hawaii           100%
   Household Realty Corporation (1997)
    Limited                                            B.C.             100%
   Pacific Finance Loans                               California       100%
 Household Automotive Finance Corporation              Delaware         100%
  ACC Funding Corp.                                    Delaware         100%
  ACC Receivables Corp.                                Delaware         100%
  Household Automotive Credit Corporation              Delaware         100%
  OFL-A Receivables Corp.                              Delaware         100%
 Household Auto Receivables Corporaton                 Nevada           100%
 Household Bank (Nevada), N.A.                         U.S.             100%
  Household Card Funding Corporation                   Delaware         100%
  Household Receivables Funding Corporation            Nevada           100%
  Household Receivables Funding                        Delaware         100%
    Corporation II
  Household Receivables Funding, Inc.                  Delaware         100%
 Household Capital Markets, Inc.                       Delaware         100%
 Household Card Services, Inc.                         Nevada           100%
  Household Bank (Illinois), N.A.                      U.S.             100%
 Household Consumer Loan Corporation                   Nevada           100%
 Household Corporation                                 Delaware         100%
 Household Credit Services, Inc.                       Delaware         100%
 Household Credit Services of Mexico, Inc.             Delaware         100%
 Household Finance Receivables Corporation IIDelaware                   100%
 Household Financial Services, Inc.                    Delaware         100%
 Household Group, Inc.                                 Delaware         100%
  AHLIC Investment Holdings Corporation                Delaware         100%
  Arcadia General Insurance Company                    Arizona          100%
  Arcadia Insurance Administrators, Inc.               Delaware         100%
  Arcadia National Life Insurance Company              Arizona          100%
  Cal-Pacific Services, Inc.                           California       100%
  HFS Investments, Inc.                                Nevada           100%
                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
Household Insurance Agency, Inc.                       Michigan         100%
  Household Insurance Company                          Michigan         100%
  Household Life Insurance Co. of Arizona              Arizona          100%
  Household Life Insurance Company                     Michigan         100%
  Household Business Services, Inc.                    Delaware         100%
  Household Commercial Financial                       Delaware         100%
   Services, Inc.
   Business Realty Inc.                                Delaware         100%
    Business Lakeview, Inc.                            Delaware         100%
   Capital Graphics, Inc.                              Delaware         100%
   CPI Enterprises, Inc.                               Delaware         100%
   HCFS Business Equipment Corporation                 Delaware         100%
   HFC Commercial Realty, Inc.                         Delaware         100%
    G.C. Center, Inc.                                  Delaware         100%
    Com Realty, Inc.                                   Delaware         100%
     Lighthouse Property Corporation                   Delaware         100%
    Household OPEB I, Inc.                             Illinois         100%
    PPSG Corporation                                   Delaware         100%
    Steward's Glenn Corporation                        Delaware         100%
   HFC Leasing, Inc.                                   Delaware         100%
    First HFC Leasing Corporation                      Delaware         100%
    Second HFC Leasing Corporation                     Delaware         100%
    Valley Properties Corporation                      Tennessee        100%
    Fifth HFC Leasing Corporation                      Delaware         100%
    Sixth HFC Leasing Corporation                      Delaware         100%
    Seventh HFC Leasing Corporation                    Delaware         100%
    Eighth HFC Leasing Corporation                     Delaware         100%
    Tenth HFC Leasing Corporation                      Delaware         100%
    Eleventh HFC Leasing Corporation                   Delaware         100%
    Thirteenth HFC Leasing Corporation                 Delaware         100%
    Fourteenth HFC Leasing Corporation                 Delaware         100%
    Seventeenth HFC Leasing Corporation                Delaware         100%
    Nineteenth HFC Leasing Corporation                 Delaware         100%
    Twenty-second HFC Leasing Corporation              Delaware         100%
    Twenty-sixth HFC Leasing Corporation               Delaware         100%
    Beaver Valley, Inc.                                Delaware         100%
    Hull 752 Corporation                               Delaware         100%
    Hull 753 Corporation                               Delaware         100%
    Third HFC Leasing Corporation                      Delaware         100%
     Macray Corporation                                California       100%

                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
    Fourth HFC Leasing Corporation                     Delaware         100%
     Pargen Corporation                                California       100%
    Fifteenth HFC Leasing Corporation                  Delaware         100%
     Hull Fifty Corporation                            Delaware         100%
   Household Capital Investment Corporation            Delaware         100%
    B&K Corporation                                    Michigan          94%
   Household Commercial of California, Inc.            California       100%
   OLC, Inc.                                           Rhode Island     100%
    OPI, Inc.                                          Virginia         100%
  Household Finance Consumer Discount CompanyPennsylvania               100%
   Overseas Leasing Two FSC, Ltd.                      Bermuda           99%
  Household Finance Corporation II                     Delaware         100%
  Household Finance Corporation of Alabama             Alabama          100%
  Household Finance Corporation of CaliforniaDelaware                   100%
  Household Finance Corporation of Nevada              Delaware         100%
   Household Finance Realty Corporation of             Delaware         100%
     New York
  Household Finance Corporation of
    West Virginia                                      West Virginia    100%

  Household Finance Industrial Loan Company            Washington       100%
  Household Finance Industrial Loan Company            Iowa             100%
    of Iowa
  Household Finance Realty Corporation of              Delaware         100%
    Nevada
   Household Finance Corporation III                   Delaware         100%
    Amstelveen FSC, Ltd.                               Bermuda           99%
    HFC Agency of Connecticut, Inc.                    Connecticut      100%
    HFC Agency of Michigan, Inc.                       Michigan         100%
    HFC Agency of Missouri, Inc.                       Missouri         100%
    Night Watch FSC, Ltd.                              Bermuda           99%
    Household Realty Corporation                       Delaware         100%
     Overseas Leasing One FSC, Ltd.                    Bermuda          100%
    Overseas Leasing Four FSC, Ltd.                    Bermuda           99%
    Overseas Leasing Five FSC, Ltd.                    Bermuda           99%
   Household Retail Services, Inc.                     Delaware         100%
    HRSI Funding, Inc.                                 Nevada           100%
  Household Financial Center Inc.                      Tennessee        100%
  Household Industrial Finance Company                 Minnesota        100%
  Household Industrial Loan Co. of Kentucky            Kentucky         100%

                                                                     %
                                                                     Voting
                                                                     Stock
                                                       Organized     Owned
                                                       Under         By
Names of Subsidiaries                                  Laws of:      Parent
---------------------                                  ---------     ------
Household Insurance Agency, Inc.                       Nevada           100%
Household Recovery Services Corporation                Delaware         100%
  Household Relocation Management, Inc.                Illinois         100%
  Mortgage One Corporation                             Delaware         100%
  Mortgage Two Corporation                             Delaware         100%
  Pacific Agency Inc.                                  Nevada           100%
  Sixty-First HFC Leasing Corporation                  Delaware         100%
 Household Pooling Corporation                         Nevada           100%
 Household Receivables Acquisition Company             Delaware         100%
 Household REIT Corporation                            Nevada           100%
Household Financial Group, Ltd.                        Delaware         100%
Household Global Funding, Inc.                         Delaware         100%
 Household International (U.K.) Limited                England          100%
  D.L.R.S. Limited                                     Cheshire         100%
  HFC Bank plc                                         England          100%
   Hamilton Financial Planning Services
     Limited                                           England          100%
   Hamilton Insurance Company Limited                  England          100%
   Hamilton Life Assurance Co. Limited                 England          100%
   HFC Pension Plan Limited                            England          100%
   Household Funding Limited                           England          100%
   Household Investments Limited                       England/Wales    100%
   Household Leasing Limited                           England          100%
   Household Management Corporation Limited            England/Wales    100%
  Household Overseas Limited                           England          100%
   Household International Netherlands, B.V. Netherlands                100%
 Household Financial Corporation Limited               Ontario          100%
  Household Finance Corporation of Canada              Canada           100%
  Household Realty Corporation Limited                 Ontario          100%
  Household Trust Company                              Canada           100%
  Merchant Retail Services Limited                     Ontario          100%
Household Reinsurance Ltd.                             Bermuda          100%



U:\LAW\EDGAR\IEX21.WP1 (11/11/98)